                                                                   EXHIBIT 10.18

                                Loan Agreement

      Loan Agreement, dated as of May 17, 1999 (the "Agreement"), between IDT Corporation, a Delaware corporation (the "Company"), and the borrower whose name appears on the signature page hereof ("Borrower"). Capitalized terms used herein without definition have the meanings assigned to such terms in the Stock Option Agreement, dated as of May 16, 1999, by and between Net2Phone, Inc. ("Net2Phone") and Borrower (the "Option Agreement").

      WHEREAS, Borrower intends to exercise the portion of his Options which are vested and exercisable as of the date hereof, pursuant to the terms of the Option Agreement; and

      WHEREAS, the Company wishes to loan to Borrower the amount necessary to pay the exercise price for such Options (the "Option Price");

      NOW THEREFORE the parties hereto agree as follows:

1.    Loan; Cancellation of Options.
      -----------------------------

   a. The Company hereby agrees to make available to Borrower a loan in lawful money of the United States in the principal amount of

                                    $117,600

(the "Principal Amount") on the terms of this agreement (the "Loan").

   b. As a condition to the making of the Loan, the Borrower agrees with the Company and with Net2Phone that 240 of the Options that are vested on the date hereof pursuant to the terms of the Option Agreement shall be deemed to be cancelled, and shall no longer be deemed to be outstanding.

2.    Repayment of Principal.
      ----------------------

      The entire Principal Amount, or if lesser, the then unpaid principal balance outstanding under this Agreement, shall be due and payable by Borrower on May 16, 2001 (the "Normal Repayment Date"), together with all unpaid accrued interest and other charges due hereunder, unless earlier due and payable by reason of the acceleration of the maturity of the Principal Amount due hereunder pursuant to the terms of this Agreement.

3.    Interest.
      --------

      Borrower agrees to pay interest on the unpaid principal outstanding under this Agreement, which interest payments shall be due and payable annually in arrears commencing December 31, 1999 and continuing on the last day of each and every

December thereafter at a rate per annum equal to 7.0% compounded annually, the mid-term applicable Federal rate (compounded annually) as of the date hereof (the "Interest Rate").

      If any payment which is to be made hereunder by Borrower is not paid when due, such payment shall, from and after the day that is five days following the applicable payment date, bear interest payable on demand at a rate per annum equal to the Interest Rate plus 2 percent (2%), but not to exceed the maximum amount permitted by law.

      If the payment date for the payment of principal or interest under this Agreement falls on a Saturday, Sunday or a day on which the offices of the Company are closed, then such payment date shall be extended to the next succeeding business day, and interest on such payment shall be payable at the Interest Rate during such extension.

4.    Use of Funds.
      ------------

      Borrower covenants and agrees that the funds advanced pursuant to this Agreement shall be used solely to finance Borrower's payment of the Option Price. As a consequence, Borrower hereby instructs the Company to disburse the Loan by transferring the Principal Amount to Net2Phone in payment of Borrower's Option Price.

5.    Voluntary Prepayments.
      ---------------------

      The Loan may be prepaid in whole or in part at any time without premium or penalty, but with interest on the amount being prepaid through the date of prepayment, with written notice to the Company received two (2) business days prior to the date of such prepayment specifying the amount of prepayment.

6.    Mandatory Prepayment in connection with Distribution of Deferral Account.
      ------------------------------------------------------------------------

      Borrower shall prepay, within 90 days after the termination of Borrower's employment with the Company, the entire Principal Amount, together with all unpaid accrued interest and other charges properly incurred by the Company pursuant to Section 8 of this Agreement; provided however that no such
                                         ----------------
prepayment shall be required in the event that Borrower is employed by an affiliate of the Company immediately following his termination of employment with the Company.

7.    Defaults.
      --------

      If either of the following events shall occur: (a) a default by Borrower in the payment of any of the obligations or liabilities of Borrower to the Company hereunder which default is not cured within 10 days following delivery by the Company of notice thereof to Borrower or (b) Borrower shall admit in writing that he is unable to pay his debts as such debts become due, then, at the option of the Company, all obligations of Borrower under this Agreement shall become due and payable forthwith, upon delivery by the Company of notice to Borrower to that effect, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding. All obligations of Borrower under this Agreement shall become immediately and automatically due and payable, without presentment, demand, protest or notice of any kind, upon the commencement by or against Borrower of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, which case or proceeding is not discharged or bonded within 30 days.

8.    Costs.
      -----

      Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Company incidental to or in any way relating to the Company's enforcement of the obligations of Borrower hereunder or the preservation or protection of the Company's rights in connection herewith, including, but not limited to, reasonable attorneys' fees and expenses.

9.    Governing Law; Jurisdiction.
      ---------------------------

      The provisions of this Agreement shall be construed and interpreted and all rights and obligations hereunder shall be determined in accordance with the laws of the State of Delaware without reference to principles of conflicts or choice of law under which the law of any other jurisdiction would apply, and the courts located in that state shall have exclusive jurisdiction of all disputes rising hereunder.

10.   Advice of Counsel.
      -----------------

      Borrower acknowledges having had the opportunity to obtain the advice of counsel of his own choosing in entering into this Agreement and the transactions contemplated hereby. Borrower is fully aware of the contents of this Agreement and its legal effect and is entering into this Agreement without threat, coercion, fraud or duress of any kind. Borrower is not relying on any representation, statement, or warranty of any party regarding this Agreement or the transactions contemplated hereby.

11.   Counter-Claims, Set-Off.
      -----------------------

      Borrower waives the right to interpose any counter-claim and the right of set-off of any kind relating to the claims of the Company under this Agreement or the transactions contemplated hereby.

12.   Assignment.
      ----------

      The obligations or rights of the Company hereunder shall be assignable or transferable in full or in part by the Company without the consent of, but upon prior notice to, Borrower. No obligation or rights of Borrower hereunder can be assigned or transferred without the prior written consent of the Company.

13.   No Waiver, Cumulative Remedies.
      ------------------------------

      No failure on the part of the Company to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as waiver thereof, nor shall any single or partial exercise by the Company of any right, remedy or power hereunder preclude any other or future exercises of any other right, remedy or power.

      Each and every right, remedy and power hereby granted to the Company shall be cumulative and not exclusive of any other such right, remedy or power, and may be exercised by the Company from time to time.

14.   Severability.
      ------------

      Every provision of this Agreement, other than the set-off provisions hereof, is intended to be severable; if any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

15.   Notices.
      -------

      Any notice required or desired to be delivered under this Agreement shall be in writing and shall be delivered personally, by courier service, by registered mail, return receipt requested, or by telecopy and shall be effective upon actual receipt by the party to which such notice shall be directed, and shall be addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

      If to the Company:

         IDT Corporation
         190 Main Street
         Hackensack, NJ  07601
         Attention:  General Counsel

      If to Borrower, to him at the address set forth on the signature page hereof.

16.   Headings.
      --------

      The section headings in this Agreement are for convenience only and are not intended to affect the interpretation or construction of the provisions of this Agreement.

17.   Amendments.
      ----------

      This Agreement may not be altered, modified or amended except by a written instrument signed by each of the parties hereto.

18.   Counterparts.
      ------------

      This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and Borrower has hereunto set his hand as of the day and year first above written.


                           IDT Corporation


                           By:  /s/ Joyce Mason
                                ---------------------------------
                                Name: Joyce Mason
                                Title: General Counsel



                           BORROWER


                           /s/ Stephen Brown
                           -------------------------------------
                           Name: Stephen Brown
                           Address: 390 Oak Ave
                           Cedarhurst, NY 11516